Exhibit 99.1

Venus Concept Announces First Quarter 2025 Financial Results

TORONTO, May 15, 2025 (GLOBE NEWSWIRE) – Venus Concept Inc. (“Venus Concept” or the “Company”) (NASDAQ: VERO), a global medical aesthetic technology leader, announced financial results for the three months ended March 31, 2025.

Summary of Financial Results & Recent Progress:

•	Total revenue for the first quarter of $13.6 million, down 22% year-over-year, reflecting continued difficult market conditions.
o	First quarter operating expenses declined 6% year-over-year
o	First quarter GAAP net loss of $12.4 million, compared to $9.8 million last year
o	First quarter Adjusted EBITDA loss of $8.3 million, compared to $5.1 million last year
•
On April 1, 2025, the Company exchanged $11.0 million of its subordinated convertible notes held by affiliates of Madryn Asset Management, LP (“Madryn”) for 379,311 shares of its Series Y preferred stock.

•
On April 10, 2025, the Company announced the closing of its previously announced registered direct offering priced at-the-market under Nasdaq rules for the purchase and sale of 328,573 shares of common stock at a purchase price of $3.50 per share. The gross proceeds to the Company from the offering were approximately $1.1 million, before deducting placement agent fees and other offering expenses payable by the Company.

•
On April 14, 2025, the Company announced the closing of its previously announced registered direct offering priced at-the-market under Nasdaq rules for the purchase and sale of 386,700 shares of common stock at a purchase price of $4.06 per share. The gross proceeds to the Company from the offering were approximately $1.57 million, before deducting placement agent fees and other offering expenses payable by the Company.

Management Commentary:

“Our team delivered solid execution despite the continued challenging environment,” said Rajiv De Silva, Chief Executive Officer of Venus Concept. “Our first quarter revenue results came in modestly softer than expectations due to the timing of new system adoption expected in late-March, that closed in early April. We are navigating the challenging operating environment and are targeting revenue growth on a sequential basis in the second quarter. Our focus remains on managing our cash burn through disciplined cost management and making targeted investments to support our long-term growth. We enhanced our balance sheet condition subsequent to quarter-end with a new bridge loan amendment from Madryn and two equity capital transactions which together represent further validation - from existing and new investors - of the potential value creation opportunity Venus offers.”

First Quarter 2025 Financial Results:

	Three Months Ended March 31,
	2025	2024
	(dollars in thousands)
Revenues by region:
United States	$8,407	$10,073
International	5,236	7,406
Total revenue	$13,643	$17,479

	Three Months Ended March 31,
	2025		2024		Change
(in thousands, except percentages)	$	% of Total	$	% of Total	$	%
Revenues by product:
Venus Prime / Subscription—Systems	$2,649	19.4	$3,531	20.2	$(882)	(25.0)
Products—Systems	7,903	57.9	10,535	60.3	(2,362)	(25.0)
Products—Other	2,420	17.8	2,557	14.6	(137)	(5.4)
Services	671	4.9	856	4.9	(185)	(21.6)
Total	$13,643	100.0	$17,479	100.0	$(3,836)	(21.9)

Total revenue for the first quarter of 2025 decreased $3.8 million, or 21.9%, to $13.6 million, compared to the first quarter of 2024. The decrease in total revenue, by region, was driven by a $2.2 million, or 29.3%, decrease year-over-year in International revenue and a $1.7 million, or 16.5%, decrease year-over-year in United States revenue. The decrease in total revenue, by product category, was driven primarily by a 25% decrease in products – systems revenue, a 25% decrease in lease systems revenue. The percentage of total systems revenue derived from the Company’s internal lease programs (Venus Prime and our legacy subscription model) was approximately 25% in the first quarter of 2025, compared to 25% in the prior year period.

Gross profit for the first quarter of 2025 decreased $2.9 million, or 25%, to $8.8 million compared to the first quarter of 2024. The decrease in gross profit is primarily due to the effects of tighter third-party lending practices which negatively impacted capital equipment sales in the U.S., and a decrease in revenue in our international markets driven by the accelerated exit from unprofitable direct markets. Gross margin was 64.2% of revenue, compared to 66.6% of revenue for the first quarter of 2024.

Operating expenses for the first quarter of 2025 decreased $1.1 million, or 6%, to $18.3 million, compared to the first quarter of 2024. The change in total operating expenses was driven by a decrease of $0.5 million, or 5%, in general and administrative expenses, a decrease of $0.4 million, or 5%, in selling and marketing expenses, and a decrease of $0.2 million, or 13%, in research and development expenses. The reduction in first quarter of 2025 operating expenses reflects our continued progress in cost containment and streamlining of our operations.

Operating loss for the first quarter of 2025 was $9.5 million, compared to operating loss of $7.8 million for the first quarter of 2024.

Net loss attributable to stockholders for the first quarter of 2025 was $12.4 million, or $17.44 per share, compared to net loss of $9.8 million, or $16.91 per share for the first quarter of 2024. Weighted average shares outstanding for the first quarter of 2025 and 2024 gives effect for the Company’s 1 for 11 reverse stock split effective March 3, 2025. Adjusted EBITDA loss for the first quarter of 2025 was $8.3 million, compared to adjusted EBITDA loss of $5.1 million for the first quarter of 2024.

As of March 31, 2025, the Company had cash and cash equivalents of $3.2 million and total debt obligations of approximately $35.5 million, compared to $4.3 million and total debt obligations of approximately $39.7 million, respectively, as of December 31, 2024.

Fiscal Year 2025 Financial Outlook:

Given the Company’s active dialogue with existing lenders and investors, ongoing evaluation of strategic alternatives with various interested parties to maximize shareholder value, and assessment of potential trade disruptions, the Company is not providing full year 2025 financial guidance at this time.

Conference Call Details:

Management will host a conference call at 8:00 a.m. Eastern Time on May 15, 2025 to discuss the results of the quarter and host a question and answer session. Those who would like to participate may dial 877-407-2991 (201-389-0925 for international callers) and provide access code 13753054. A live webcast of the call will also be provided on the investor relations section of the Company's website at ir.venusconcept.com.

 For those unable to participate, a replay of the call will be available for two weeks at: 877-660-6853 (201-612-7415 for international callers); access code 13753054. The webcast will be archived at ir.venusconcept.com.

About Venus Concept

Venus Concept is an innovative global medical aesthetic technology leader with a broad product portfolio of minimally invasive and non-invasive medical aesthetic and hair restoration technologies and reach in over 60 countries and 9 direct markets. Venus Concept's product portfolio consists of aesthetic device platforms, including Venus Versa, Venus Versa Pro, Venus Legacy, Venus Velocity, Venus Viva, Venus Glow, Venus Bliss, Venus Bliss MAX, Venus Epileve, Venus Viva MD and AI.ME. Venus Concept's hair restoration systems include NeoGraft® and the ARTAS iX® Robotic Hair Restoration system. Venus Concept has been backed by leading healthcare industry growth equity investors, including EW Healthcare Partners (formerly Essex Woodlands), HealthQuest Capital, Longitude Capital Management and Aperture Venture Partners.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, you can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, but are not limited to, statements about our financial performance and metrics; the growth in demand for our systems and other products; the efficacy of the restructuring plan; the identification and efficacy of strategic alternatives to maximize shareholder value; the reduction in our cash burn; and the continued implementation of turnaround plans, including debt restructurings and financings.  These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which the Company operates and management's beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this communication may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under Part II Item 1A—“Risk Factors” in our Quarterly Reports on Form 10-Q and Part I Item 1A—“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the date of this communication. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Investor Relations Contact:

ICR Healthcare on behalf of Venus Concept:

Mike Piccinino, CFA

VenusConceptIR@westwicke.com

Venus Concept Inc.

Condensed Consolidated Balance Sheets
(In thousands of U.S. dollars, except share and per share data)

	March 31,	December 31,
	2025	2024
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,199	$4,271
Accounts receivable, net of allowance of $2,808 and $3,402 as of March 31, 2025, and December 31, 2024, respectively	16,782	18,721
Inventories	17,633	17,561
Prepaid expenses	743	828
Advances to suppliers	6,036	6,027
Other current assets	1,212	1,104
Total current assets	45,605	48,512
LONG-TERM ASSETS:
Long-term receivables, net of allowance of $244 and $384 as of March 31, 2025 and December 31, 2024, respectively	8,213	8,534
Deferred tax assets	1,119	1,459
Severance pay funds	477	488
Property and equipment, net	851	936
Operating right-of-use assets, net	3,079	3,282
Intangible assets	4,116	4,973
Total long-term assets	17,855	19,672
TOTAL ASSETS	$63,460	$68,184
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade payables	$7,372	$6,484
Accrued expenses and other current liabilities	10,513	11,433
Note payable	13,910	8,271
Unearned interest income	828	907
Warranty accrual	806	917
Deferred revenues	880	953
Operating lease liabilities	1,300	1,322
Total current liabilities	35,609	30,287
LONG-TERM LIABILITIES:
Long-term debt	21,565	31,437
Accrued severance pay	517	528
Unearned interest income	341	364
Warranty accrual	172	222
Operating lease liabilities	1,803	1,997
Other long-term liabilities	725	511
Total long-term liabilities	25,123	35,059
TOTAL LIABILITIES	60,732	65,346
Commitments and Contingencies (Note 9)
STOCKHOLDERS’ EQUITY (Note 14):
Common Stock, $0.0001 par value: 300,000,000 shares authorized as of March 31, 2025 and December 31, 2024; 709,130 and 709,130 issued and outstanding as of March 31, 2025, and December 31, 2024, respectively	30	30
Additional paid-in capital	323,494	311,238
Accumulated deficit	(321,262)	(308,899)
TOTAL STOCKHOLDERS’ EQUITY	2,262	2,369
Non-controlling interests	466	469
	2,728	2,838
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$63,460	$68,184

Venus Concept Inc.
Condensed Consolidated Statements of Operations
(In thousands of U.S. dollars, except per share data)

	Three Months Ended March 31,
	2025	2024
Revenue
Leases	$2,649	$3,593
Products and services	10,994	13,886
	13,643	17,479
Cost of goods sold:
Leases	844	1,477
Products and services	4,044	4,355
	4,888	5,832
Gross profit	8,755	11,647
Operating expenses:
Selling and marketing	6,992	7,374
General and administrative	9,735	10,248
Research and development	1,556	1,785
Total operating expenses	18,283	19,407
Loss from operations	(9,528)	(7,760)
Other expenses:
Foreign exchange (gain) loss	(119)	324
Finance expenses	1,570	1,668
Loss on debt extinguishment	1,049	—
Loss before income taxes	(12,028)	(9,752)
Income tax expense	338	37
Net loss	$(12,366)	$(9,789)
Net loss attributable to stockholders of the Company	$(12,363)	$(9,794)
Net (loss) income attributable to non-controlling interest	$(3)	$5

Net loss per share:
Basic	$(17.44)	$(16.92)
Diluted	$(17.44)	$(16.92)
Weighted-average number of shares used in per share calculation:
Basic	709	579
Diluted	709	579

Venus Concept Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(12,366)	$(9,789)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	950	975
Stock-based compensation	207	339
Provision for expected credit losses	1,172	171
Provision for inventory obsolescence	569	372
Finance expenses and accretion	1,634	481
Deferred tax expense (recovery)	341	(120)
Loss on extinguishment of debt	1,049	—
Loss on disposal of property and equipment	27	5
Changes in operating assets and liabilities:
Accounts receivable short-term and long-term	1,226	3,226
Inventories	(641)	1,722
Prepaid expenses	85	264
Advances to suppliers	(9)	678
Other current assets	(107)	417
Operating right-of-use assets, net	203	437
Other long-term assets	(139)	(1)
Trade payables	914	(1,251)
Accrued expenses and other current liabilities	(1,104)	(263)
Current operating lease liabilities	(22)	(172)
Severance pay funds	11	144
Unearned interest income	(102)	29
Long-term operating lease liabilities	(194)	(316)
Other long-term liabilities	(14)	(226)
Net cash used in operating activities	(6,310)	(2,878)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(35)	(25)
Net cash used in investing activities	(35)	(25)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	—	10
2024 Registered Direct Offering shares and warrants, net of costs of $222	—	977
2024 Convertible Notes issued to EW, net of costs of $393	—	1,607
Proceeds from Short-term Bridge Financing by Madryn, net of costs of $27	5,273	—
Net cash provided by financing activities	5,273	2,594
NET DECREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	(1,072)	(309)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of period	4,271	5,396
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$3,199	$5,087
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for income taxes	$1	$27
Cash paid for interest	$—	$1,187

Use of Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP measure defined as net income (loss) before foreign exchange (gain) loss, financial expenses, income tax expense (benefit), depreciation and amortization, stock-based compensation and non-recurring items for a given period. Adjusted EBITDA is not a measure of our financial performance under U.S. GAAP and should not be considered an alternative to net income or any other performance measures derived in accordance with U.S. GAAP. Accordingly, you should consider Adjusted EBITDA along with other financial performance measures, including net income, and our financial results presented in accordance with U.S. GAAP. Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or not at all, which reduces its usefulness as a comparative measure. We understand that although Adjusted EBITDA is frequently used by securities analysts, lenders and others in their evaluation of companies, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under U.S. GAAP. Some of these limitations are: Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments; Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and although depreciation and amortization are non-cash charges, the assets being depreciated will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements.

We believe that Adjusted EBITDA is a useful measure for analyzing the performance of our core business because it facilitates operating performance comparisons from period to period and company to company by backing out potential differences caused by changes in foreign exchange rates that impact financial assets and liabilities denominated in currencies other than the U.S. dollar, tax positions (such as the impact on periods or companies of changes in effective tax rates), the age and book depreciation of fixed assets (affecting relative depreciation expense), amortization of intangible assets, stock-based compensation expense (because it is a non-cash expense) and non-recurring items as explained below.

 The following is a reconciliation of net loss to Adjusted EBITDA for the periods presented:

Venus Concept Inc.
Reconciliation of Net loss to Non-GAAP Adjusted EBITDA
	Three Months Ended March 31,
	2025	2024
Reconciliation of net loss to adjusted EBITDA	(in thousands)
Net loss	$(12,366)	$(9,789)
Foreign exchange (gain) loss	(119)	324
Loss on debt extinguishment	1,049	—
Finance expenses	1,570	1,668
Income tax expense	338	37
Depreciation and amortization	950	975
Stock-based compensation expense	207	339
CEWS (1)	—	418
Other adjustments (2)	27	910
Adjusted EBITDA	$(8,344)	$(5,118)

(1) In April 2022, the Canada Revenue Agency (“CRA”) initiated an audit of the Canada Emergency Wage Subsidy Claim (“CEWS”) that the Company filed between 2020-2021. The CRA has currently assessed a denial of CEWS claims made by the Company in 2020 and requesting repayment of $418. The Company disputes the CRA assessment and intends to challenge this matter through the Tax Court or Judicial Review.

(2) For the three months ended March 31, 2025 and March 31, 2024 the other adjustments are represented by restructuring activities designed to improve the Company's operations and cost structure.